                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                               October 22, 1998


                                  CDNOW, INC.
                           ------------------------
                (Exact Name of Registrant Specified in Charter)



               Pennsylvania            0-23753           23-2813867
              ---------------          -------           ----------
              (State or Other        (Commission       (I.R.S. Employer
              Jurisdiction of        File Number)      Identification No.)
               Incorporation)



1005 Virginia Drive, Fort Washington, PA                        19034
------------------------------------------           ---------------------------
(Address of Principal Executive Offices)                      (Zip Code)



                                (610) 619-9900
                        -------------------------------
                        (Registrant's telephone number)



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     Approval of Merger. On March 17, 1998, the stockholders of CDnow, Inc., a Pennsylvania corporation ("CDnow"), approved the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated January 29, 1999 (the "Merger Agreement"), among CDnow, N2K Inc., a Delaware corporation ("N2K"), and CDnow/N2K, Inc., a Pennsylvania corporation ("CDnow/N2K").

     The Merger. In accordance with the terms of the Merger Agreement, each issued and outstanding share of CDnow common stock converted into one share of CDnow/N2K common stock and each issued and outstanding share of N2K common stock converted into .83 share of CDnow/N2K. N2K and CDnow are wholly-owned subsidiaries of CDnow/N2K. A copy of the Joint Press Release, dated March 17, 1999 issued by CDnow and N2K is attached as Exhibit 99.1 and is incorporated herein by reference.

     CDnow/N2K, Inc. CDnow/N2K is the successor registrant of CDnow, Inc. The shares of CDnow/N2K issued in the merger were registered under a Registration Statement on Form S-4 (333-72463) effective February 16, 1999. CDnow/N2K's 1934 Act identification number is 0-25543. CDnow/N2K common stock is traded on the Nasdaq national market under the ticker symbol, CDNW.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits


     Exhibit Number         Description
     --------------         -----------

          99.1 Joint Press Release, dated March 17, 1999 issued by CDnow, Inc. and N2K Inc.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CDNOW, INC.


                              By:   /s/ JASON OLIM
                                    -------------------------------------
                                    Jason Olim
                                    President and Chief Executive Officer


Dated:  March 17, 1999

                                 EXHIBIT INDEX
                                 -------------

 Exhibit Number  Description
 --------------  -----------
      99.1 Joint Press Release, dated March 17, 1999 issued by CDnow, Inc. and N2K Inc.